Exhibit (a)(1)(vi)
Notice of Withdrawal of Tender
Regarding Units in Stonepeak-Plus Infrastructure Fund LP
For Clients of J.P. Morgan Securities LLC
Tendered Pursuant to the Offer to Purchase
Dated August 4, 2025
The Offer and withdrawal rights will expire on August 29, 2025 and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent, either by mail, email or by fax, by 11:59 p.m.,
Eastern Time, on August 29, 2025, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein
Regular Mail:
SS&C GIDS, Inc.
P.O. Box 219071, Kansas City, MO 64121-9507
Overnight Mail:
SS&C GIDS, Inc.
801 Pennsylvania Avenue, Suite 219071, Kansas City, MO 64105-1307
Email*: stonepeakai@sscinc.com
*	The above email address is a no-reply inbox, and will not accept secure messages or password protected attachments. Please submit one order at a time if sending by email.
Fax: (844) 267-0458
You are responsible for confirming that this Notice is received timely by SS&C GIDS, Inc., the Fund’s transfer agent. To assure good delivery, please send this page to SS&C GIDS, Inc. and not to your financial advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.
Dear Unitholder:
Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing unitholder.
In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Notice of Withdrawal of Tender
Regarding Units in Stonepeak-Plus Infrastructure Fund LP
For Unadvised Clients
Tendered Pursuant to the Offer to Purchase
Dated August 4, 2025
The Offer and withdrawal rights will expire on August 29, 2025 and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent, either by mail, email or by fax, by 11:59 p.m.,
Eastern Time, on August 29, 2025, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein
PLEASE SEND COMPLETED FORMS TO:
Regular Mail:
SS&C GIDS, Inc.
P.O. Box 219071, Kansas City, MO 64121-9507
Overnight Mail:
SS&C GIDS, Inc.
801 Pennsylvania Avenue, Suite 219071, Kansas City, MO 64105-1307
Email*: stonepeakai@sscinc.com
*	The above email address is a no-reply inbox, and will not accept secure messages or password protected attachments. Please submit one order at a time if sending by email.
Fax: (844) 267-0458
You are responsible for confirming that this Notice is received timely by your Financial Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.
Dear Unitholder:
Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing unitholder.
In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date